Exhibit 16.1

RAHAV, RESHEF, BEN-AMI, OVADIA & CO.
CERTIFIED PUBLIC ACCOUNTANTS (ISR.)
ARIEH OVADIA,  ARIEL RESHEF,  HANAN BEN-AMI, MENAHEM RAHAV





Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen,


We were previously principal accountants for Organitech USA, Inc. and, under the date of April 14, 2003, we reported on the consolidated financial statements of Organitech USA, Inc. as of and for the year ended December 31, 2002. On March 14, 2004, our appointment as principal accountants was terminated. We have read Organitech USA, Inc.'s statements included under Item 4 of its Form 8-K dated May 20, 2004, and we agree with such statements.




Very truly yours,



/s/ Rahav, Reshef, Ben-ami, Ovadia & Co'

Rahav, Reshef, Ben-ami, Ovadia & Co'
Certified Public Accountants

May 20, 2004